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                                Exhibit No. 10.43
                                -----------------
                         SECOND AMENDMENT AND AGREEMENT
                                       TO
                AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT

         SECOND AMENDMENT AND AGREEMENT TO AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT dated as of March 1, 2000 by and among ABN AMRO BANK N.V., NEW YORK BRANCH ("ABN"), FLEET PRECIOUS METALS INC. ("FPM"); CREDIT SUISSE FIRST BOSTON, f/k/a Credit Suisse, New York Branch ("Credit Suisse"); PARIBAS ("Paribas"); and MITSUI & CO. (U.S.A.), INC. ("Mitsui") (each a "Consignor" and collectively, the "Consignors"); and FLEET PRECIOUS METALS INC., in its capacity as agent for itself and the other Consignors ("Agent").

                              W I T N E S S E T H:

         WHEREAS, the Consignors (other than Mitsui) are parties to a certain Amended and Restated Collateral Sharing Agreement dated as of August 20, 1993 (hereinafter, as amended from time to time, the "Collateral Sharing Agreement"), pursuant to which the Consignors decided among themselves the parity of their security interest in the Collateral (as defined in the Collateral Sharing Agreement) of MICHAEL ANTHONY JEWELERS, INC. ("Debtor") and provided for the enforcement of such security interest therein; and

         WHEREAS, Mitsui has requested that it be added as a "Consignor" pursuant to the terms of the Collateral Sharing Agreement as Mitsui will be entering into a consignment arrangement with Debtor; and

         WHEREAS, Mitsui is willing to assume all obligations and liabilities under the Collateral Sharing Agreement as a Consignor thereunder and to comply with the covenants and terms of such Collateral Sharing Agreement and any documents executed by the Consignors in connection with the Collateral Sharing Agreement; and

         WHEREAS, MA BRANDS, INC., a Delaware corporation ("MAJ Delaware") and FPM, for itself and as Agent for the Consignors, are parties to a certain Security Agreement (Trademark and Service Marks) dated _____________, 1999 (the "Consignor Trademark Assignment") pursuant to which MAJ Delaware has granted a security interest in the Marks (as defined in the Consignor Trademark Assignment) in order to secure the Obligations;

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Collateral Sharing Agreement.

         2. Mitsui is hereby added as a party to the Collateral Sharing Agreement, with Mitsui to be included as a Consignor pursuant to the terms of the Collateral Sharing Agreement.


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         3. The Collateral Sharing Agreement is hereby amended so that the terms
"Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, Mitsui and Mitsui shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Collateral Sharing Agreement which are to be performed by the Consignors thereunder.

         4. The Collateral Sharing Agreement is hereby amended so that the term "Collateral" as used therein and herein shall include, from and after the date hereof, the Marks.

         5. All necessary, conforming changes to the Collateral Sharing Agreement occasioned by reason of this Second Amendment are hereby deemed to be made.

         6. This Second Amendment shall be binding upon the parties and their respective successors and assigns.

         7. Each of the Consignors acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Collateral Sharing Agreement remain unchanged and the Collateral Sharing Agreement remains in full force and effect in accordance with its terms. The terms "Agreement" as used in the Collateral Sharing Agreement and all references to the Collateral Sharing Agreement in any other documents or agreements by and between any of the parties hereto which related to Debtor shall refer, from and after the date hereof, to the Collateral Sharing Agreement as amended and supplemented by this Second Amendment.

         8. This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         9. This Second Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.

                                    ABN AMRO BANK N.V., NEW YORK BRANCH, as
                              Consignor

                                    By:  /s/ Jeffrey Sarfaty
                                         ------------------------------
                                    Title: Vice President
                                           ----------------------------

                                    By: /s/  Ned Koppelson
                                        -------------------------------
                                    Title:  Vice President
                                            ---------------------------
                                    Address:         500 Park Avenue
                                                     New York, NY 10017
                                    Attention:       Jeffrey Sarfaty
                                    Telecopier:      (212) 644-6905


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                                    FLEET PRECIOUS METALS INC., as Agent and as
                              Consignor

                                    By: /s/ Sharon Delfino
                                        -------------------------------
                                    Title: Vice President
                                           ----------------------------

                                    By:  /s/ Irene A. O'Garek
                                         ------------------------------
                                    Title:  Vice President
                                            ---------------------------
                                    Address:         111 Westminster Street
                                                     Providence, RI 02903
                                    Attention:       Sharon Delfino
                                    Telecopier:      (401) 278-3077

                                    CREDIT SUISSE FIRST BOSTON
                                    formerly known as Credit Suisse, New York
                                    Branch, as Consignor

                                    By: /s/ Stuart B. Ganes
                                        -------------------------------
                                    Title: Vice President
                                           ----------------------------

                                    By: /s/ Stanley R. Steinberg
                                        -------------------------------
                                    Title: Director
                                           ----------------------------
                                    Address:         11 Madison Avenue
                                                     New York, New York 10010
                                    Attention:       Stuart Gaines
                                    Telecopier:      (212) 238-2426

                                    PARIBAS, as Consignor

                                    By: /s/ Anne-Catherine Mathiot
                                        -------------------------------
                                    Title: Director
                                           ----------------------------

                                    By: /s/  Marcie Weiss
                                        -------------------------------
                                    Title:  Director
                                            ---------------------------
                                    Address:         787 Seventh Avenue
                                                     New York, NY 10019
                                    Attention:       Anne-Catherine Mathiot
                                    Telecopier:      (212) 841-2536

                                    MITSUI & CO. (U.S.A.), INC.

                                    By: /s/ Yutaka Taka
                                        -------------------------------
                                    Title: Senior Vice President
                                           ----------------------------
                                    Address:         200 Park Avenue
                                                     New York, NY 10066
                                    Attention:       John Levin
                                    Telecopier:      (212) 878-4122

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Consented and agreed to:
MICHAEL ANTHONY JEWELERS, INC.

By: /s/ Allan Corn
    --------------------------------
Title: Chief Financial Officer
       -----------------------------

MA BRANDS, INC.

By: /s/ Michael A. Paolercio
    --------------------------------
Title:  Assistant Treasurer
        ----------------------------